EXHIBIT 23




CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in Registration
Statement No. 33-48475 on Form S-3 filed July 30, 1992 and Registration Statement No. 33-52301 on Form S-3 filed February 16, 1994 of our report dated January 24, 1995 with respect to the consolidated financial statements and schedule of General American Transportation
Corporation included in this Annual Report on Form 10-K for the year ended December 31, 1994.



                                                 ERNST & YOUNG LLP


Chicago, Illinois
March 21, 1995




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